EXHIBIT 25

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FORM T-1

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE
ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2)           |__|

THE BANK OF NEW YORK MELLON
(Exact name of trustee as specified in its charter)

New York                                                                                                                                                                                                                 13-5160382
(State of incorporation	(I.R.S. employer
if not a U.S. national bank)	identification no.)

One Wall Street, New York, N.Y.                                                                                                                                                                                      10286
(Address of principal executive offices)                                                                                                                                                                          (Zip code)

Legal Department
The Bank of New York Mellon
One Wall Street, 15th Floor
New York, NY 10286
(212) 635-1270
(Name, address and telephone number of agent for service)

APPALACHIAN POWER COMPANY
(Exact name of obligor as specified in its charter)

Virginia                                                                                                                                                                                                                      54-0124790
(State or other jurisdiction of                                                                                                                                                                                (I.R.S. employer
incorporation or organization)                                                                                                                                                                               identification no.)

1 Riverside Plaza
Columbus, Ohio                                                                                                                                                                                                                  43215
(Address of principal executive offices)                                                                                                                                                                          (Zip code)

_____________

Unsecured Notes
 (Title of the indenture securities)
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1.          General information.  Furnish the following information as to the Trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

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                  Name                                                                                                                                           Address
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Superintendent of Banks of the State of New York                                                                                One State Street,
                                                                                                                                                                       New York, N.Y. 10004-1511

Federal Reserve Bank of New York                                                                                                      33 Liberty Plaza, New York,
                                                                   N.Y.  10045

Federal Deposit Insurance Corporation                                                                                                 550 17th Street, Washington, D.C.  20429

New York Clearing House Association                                                                                                 New York, N.Y.   10005

(b)          Whether it is authorized to exercise corporate trust powers.

Yes.

2.	Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.     List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

1.
A copy of the Organization Certificate of The Bank of New York Mellon (formerly The Bank of New York, itself formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers.  (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672, Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637, Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121195 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-152856).

4.	A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-154173, as amended by Exhibit 3.1 to Form 8-K filed August 11, 2009.)

6.	The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-152856.)

7.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Act, the Trustee, The Bank of New York Mellon, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 16th day of September, 2009.

THE BANK OF NEW YORK MELLON

By: /s/Mary Miselis
      Name:  Mary Miselis
      Title:  Vice President